UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period :	October 1, 2013 — September 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTAEX

Putnam Tax Exempt Income Fund

Annual report
9|30|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt
Income Fund

Annual report
9 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Trustee approval of management contract	19
Financial statements	24
Federal tax information	54
Shareholder meeting results	55
About the Trustees	56
Officers	58

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the U.S. economy on firmer footing, the U.S. Federal Reserve has wound down its quantitative easing efforts, which were achieved through purchases of government securities and other financial assets. Now, a new chapter begins for the markets, including the likelihood that the central bank will initiate interest-rate increases in the middle of next year. At the same time, changes are likely at hand in fixed-income markets. With the Fed ending its asset purchases, the government will need to find other buyers for its newly issued securities.

The hope is that the recovery today is strong enough to foster self-sustaining growth without the help of the central bank. In fact, after years of modest growth, it appears that the U.S. economy is positioned to expand at a more vigorous pace, as indicated by an annualized GDP growth rate above 4% in the second quarter.

Amid these transitions, the stock market experienced high volatility, with sharp declines in October. These drops may be tied to the Ebola health crisis, ongoing global threats, and divergent growth rates between the U.S. and non-U.S. economies. Still, strong domestic growth, we believe, bodes well for corporate earnings and equity prices, even if interest rates were to rise. Also of importance, U.S. corporate revenue growth has started to bounce back.

During this transitional time for the markets and the economy, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

November 12, 2014

Performance
snapshot

Annualized total return (%) comparison as of 9/30/14

The fund — class A shares before sales charge
Putnam Tax Exempt Income Fund (PTAEX)
Fund's benchmark
Barclays Municipal Bond Index
Fund's Lipper peer group average
General & Insured Municipal Debt Funds
6.67
5.96
4.35
4.72
4.05
4.78
4.67
4.68
4.89
4.56
5.07
8.49
7.93
8.85
LIFE OF FUND*
(since 12/31/76)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The fund’s benchmark, Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

4     Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

What was the market environment like for municipal bonds during the 12 months ended September 30, 2014?

After a challenging start for rate-sensitive investments in the early months of the reporting period, U.S. interest rates fell during much of the period despite improving economic data. By early spring of 2014, a relative calm had descended on the financial markets, as the European Central Bank took unprecedented steps to reinvigorate the eurozone economy. Meanwhile, the Federal Reserve continued to scale back its stimulative bond-buying program while affirming its commitment to low interest rates. Investors also seemed reassured that Fed Chair Janet Yellen could keep inflation in check without having to increase the central bank’s benchmark interest rate during this transitional phase.

In the final months of the period, the macroeconomic backdrop caused yields to move lower as geopolitical tensions in Ukraine, Iraq, and Gaza fed a flight-to-safety bid for fixed-income securities. Investor anxiety also rose in response to the Scottish independence vote, the possibility of heftier European sanctions against Russia, and weak growth in China. And while the U.S. economy was perceived as being fairly stable and interest rates were expected to remain low, investors became more cautious about the potential impact of the Fed’s raising interest rates in 2015.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Tax Exempt Income Fund     5

How did Putnam Tax Exempt Income Fund perform against this backdrop?

For much of the reporting period, the macroeconomic backdrop and easy-money policies from central banks around the globe helped to keep interest rates low and to drive municipal bond prices higher. Furthermore, technical factors also lent price support to municipal bonds, as strong investor demand continued to surpass supply. For the 12 months ended September 30, 2014, the fund delivered a solid return that surpassed its benchmark, the Barclays Municipal Bond Index, but lagged the average return of its Lipper peer group.

While the gap is closing, new issue supply remains lower than demand year over year. What is contributing to this trend?

On a year-to-date basis through September 2014, long-term issuance in the municipal bond market was down about 10% from the level for the same period in 2013. [Source: Bond Buyer] The declining volume of new long-term municipal bonds coming to market is due, in part, to state and local governments undertaking fewer projects while turning their fiscal attention toward funding employee pensions and other fixed costs in their budgets.

This more modest level of supply has not kept pace with the solid demand from traditional tax-sensitive retail investors. In addition, crossover buyers and hedge fund investors

Portfolio allocation by state

Top 10 state allocations are shown as a percentage of the fund’s net assets as of 9/30/14. Investments in Puerto Rico represented 0.5% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Tax Exempt Income Fund

“Against a backdrop of low rates
and modest-to-moderate growth,
municipal bonds continued to surprise
on the upside.”

Thalia Meehan

have also been drawn to the competitive yields and attractive relative value offered by this asset class rather than by its tax benefit. In 2013, the municipal market was plagued by mutual fund outflows, but in 2014 positive inflows to tax-free mutual funds, primarily tax-free high-yield and intermediate-term bond funds, have been strong sources of demand. Thus, with interest rates still low and fundamental credit quality improving, there has been greater investor appetite for yields offered by the relatively riskier municipal bonds further out on the maturity spectrum as well as for those in the lower-rated, higher-yielding sectors.

Some isolated credit situations continue to make headlines, but would you say that the creditworthiness of the municipal bond market remains strong?

Overall, the fundamental credit outlook for municipal bonds remains solid, in our opinion. For calendar year 2013, bankruptcy filings represented 0.07% of the $3.6 trillion municipal bond market — well below the long-term average of 7.55% for global corporate bonds, according to Moody’s [U.S. Municipal Bond Defaults and Recoveries, 1970–2013 (May 2014)]. The default rate has

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/14. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of Moody’s prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Tax Exempt Income Fund     7

remained low in 2014 to date, and we don’t believe defaults will increase meaningfully in the near future. Of course, there are outliers, such as Detroit and Puerto Rico, that have garnered much media attention, but for the most part, these are isolated credit situations.

At the state level, we have seen improvement across the board, and most state fiscal situations are stable. State tax receipts increased for 16 straight quarters during the 2010 to 2013 time frame.

How was the fund positioned during the reporting period?

We maintained our defensive bias in the portfolio because we believed that the municipal bond market’s attractive returns thus far in 2014 could be attributed primarily to a combination of lower rates and strong market technicals. We kept the fund’s duration positioning, or interest-rate sensitivity, below that of its Lipper peer group. This included maintaining a slightly higher cash position in the portfolio to help shelter it from price pressures given the risk of interest rates moving higher. We also believed carrying a slightly higher-than-average cash balance afforded the fund greater flexibility to purchase attractively valued bonds even in a rising-rate environment.

We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects. While we believed that conditions were improving at the state and local levels, we continued

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Tax Exempt Income Fund

to underweight local G.O. [general obligation] bonds relative to the benchmark. These securities rely on the taxing power of the issuer and the health of the local economy to make payments.

Relative to the benchmark, the fund retained an overweight exposure to municipal bonds rated A and Baa. In terms of sectors, we favored transportation, higher education, essential service utilities, industrial, and continuing-care retirement community bonds in the portfolio relative to its Lipper peer group. Overall, this credit positioning contributed positively to performance. Our shorter-duration interest-rate positioning was one of the biggest detractors for relative performance versus our peers, as interest rates moved lower during the period. Underweight exposures to Puerto Rico bonds also dampened results. However, we plan to maintain our underweight exposure to issuers in Puerto Rico given our negative credit outlook for the Commonwealth.

What factors are likely to influence the performance of municipal bonds in the coming months?

Against a backdrop of low interest rates and modest-to-moderate growth, municipal bonds continued to surprise on the upside during the reporting period, delivering solid performance that, on a year-to-date basis through September 30, exceeded most fixed-income alternatives and that of many equity asset classes.

While the midterm elections in November and the potential for tax reform will be on the minds of investors, we believe the most significant driver of municipal bond returns in the coming months will be the Fed’s interest-rate policy. The central bank’s decision to begin increasing its benchmark federal funds rate from near zero is expected to depend on the pace of the U.S. recovery and further improvement in the labor market. Most observers anticipate that the Fed will begin raising interest rates sometime in mid-2015. Thus, we believe future performance of municipal bonds will be highly influenced by movements in U.S. Treasuries.

It has become more challenging to find attractively valued municipal bonds given the run-up in prices thus far in 2014. We see our fundamental credit research as key to finding relative value in the municipal market and providing income and return potential going forward.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. She joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

Tax Exempt Income Fund     9

IN THE NEWS

Tumbling oil prices, which dropped at least 20% from June to October 2014, signaled the beginning of a bear market caused by a vast oversupply of oil and weakening global demand. Shale gas and oil production extraction methods have helped boost U.S. oil production to 8.7 million barrels per day in September, the highest since July 1986, according to the Energy Information Administration. This output has greatly increased oil supplies worldwide. Rather than focus on lowering production in order to push prices higher, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has opted to increase output and sell off reserves at a deep discount to struggling economies in Asia and Europe. Falling demand is also playing a role in the price drop. The International Energy Agency has cut its 2014 and 2015 estimates for oil demand to levels last seen in 2009, the most recent global recessionary period. With continued downward pressure on the world’s oil markets, there is a silver lining — some U.S. drivers have seen gasoline prices dip below $3 per gallon.

10     Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	6.67%	6.56%	6.48%	6.48%	5.81%	5.81%	6.26%	6.17%	6.72%
10 years	53.14	47.02	45.79	45.79	41.30	41.30	48.57	43.75	55.53
Annual average	4.35	3.93	3.84	3.84	3.52	3.52	4.04	3.70	4.52
5 years	26.28	21.23	22.40	20.40	21.39	21.39	24.45	20.41	27.62
Annual average	4.78	3.93	4.12	3.78	3.95	3.95	4.47	3.78	5.00
3 years	15.41	10.80	13.24	10.24	12.57	12.57	14.39	10.67	16.14
Annual average	4.89	3.48	4.23	3.30	4.03	4.03	4.58	3.44	5.11
1 year	8.49	4.15	7.81	2.81	7.51	6.51	8.04	4.52	8.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Tax Exempt Income Fund     11

Comparative index returns For periods ended 9/30/14

	Barclays Municipal Bond Index	Lipper General & Insured Municipal Debt Funds category average*
Annual average (life of fund)	—†	5.96%
10 years	58.67%	49.03
Annual average	4.72	4.05
5 years	25.65	25.80
Annual average	4.67	4.68
3 years	14.32	16.05
Annual average	4.56	5.07
1 year	7.93	8.85

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/14, there were 263, 235, 209, 160, and 9 funds, respectively, in this Lipper category.

†The fund’s benchmark, Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

Change in the value of a $10,000 investmentb ($9,600 after sales charge)

Cumulative total return from 9/30/04 to 9/30/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,579 and $14,130, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,375. A $10,000 investment in the fund’s class Y shares would have been valued at $15,553.

12     Tax Exempt Income Fund

Fund price and distribution information For the 12-month period ended 9/30/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	12		12	12	12		12
Income 1	$0.342235		$0.287775	$0.274774	$0.317721		$0.360810
Capital gains 2	—		—	—	—		—
Total	$0.342235		$0.287775	$0.274774	$0.317721		$0.360810
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
9/30/13	$8.44	$8.79	$8.44	$8.46	$8.47	$8.75	$8.46
9/30/14	8.80	9.17	8.80	8.81	8.82	9.12	8.81
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate 3	3.91%	3.75%	3.28%	3.12%	3.62%	3.50%	4.12%
Taxable equivalent 4	6.91	6.63	5.80	5.51	6.40	6.18	7.28
Current 30-day SEC yield 5	N/A	1.95	1.40	1.26	N/A	1.69	2.25
Taxable equivalent 4	N/A	3.45	2.47	2.23	N/A	2.99	3.98

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2014. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax Exempt Income Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal year ended 9/30/13	0.74%	1.37%	1.52%	1.02%	0.52%
Annualized expense ratio for the six-month period ended 9/30/14*	0.74%	1.37%	1.52%	1.02%	0.52%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2014, to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.80	$7.01	$7.78	$5.22	$2.67
Ending value (after expenses)	$1,045.80	$1,042.50	$1,040.50	$1,043.00	$1,045.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2014, use the following calculation method. To find the value of your investment on April 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$3.75	$6.93	$7.69	$5.16	$2.64
Ending value (after expenses)	$1,021.36	$1,018.20	$1,017.45	$1,019.95	$1,022.46

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Tax Exempt Income Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     Tax Exempt Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2014, Putnam employees had approximately $489,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Tax Exempt Income Fund     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

Tax Exempt Income Fund     19

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

20     Tax Exempt Income Fund

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

Tax Exempt Income Fund     21

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted. For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General & Insured Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 256, 230 and 210 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

22     Tax Exempt Income Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Tax Exempt Income Fund     23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24     Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 12, 2014

Tax Exempt Income Fund     25

The fund’s portfolio 9/30/14

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments

AGM Assured Guaranty Municipal Corporation

AGO Assured Guaranty, Ltd.

AMBAC AMBAC Indemnity Corporation

Cmnwlth. of PR Gtd. Commonwealth of Puerto Rico Guaranteed

COP Certificates of Participation

FGIC Financial Guaranty Insurance Company

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage Association Collateralized

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

GNMA Coll. Government National Mortgage Association Collateralized

NATL National Public Finance Guarantee Corp.

PSFG Permanent School Fund Guaranteed

Radian Insd. Radian Group Insured

SGI Syncora Guarantee, Inc.

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.1%)*	Rating**	Principal amount	Value
Alabama (0.8%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll., 5 1/2s, 10/1/37	Aaa	$245,000	$245,000
Cullman Cnty., Hlth. Care Auth. Rev. Bonds (Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	1,750,000	1,903,668
Jefferson Cnty., Swr. Rev. Bonds, Ser. D, 6 1/2s, 10/1/53	BBB–	1,000,000	1,145,220
Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity Zone Intl. Paper Co.), Ser. A, 6 1/4s, 11/1/33	BBB	3,500,000	4,067,770
			7,361,658
Arizona (1.6%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29 F	D/P	2,850,000	8,519
Coconino Cnty., Poll. Control Rev. Bonds (Tucson Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa1	2,000,000	2,130,760
Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.), 5 1/8s, 5/15/40	A–	3,500,000	3,708,810
Maricopa Cnty., Poll. Control Rev. Bonds (El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa1	3,300,000	3,733,290
Mesa, St. & Hwy. Rev. Bonds
5s, 7/1/22	AA	2,000,000	2,401,420
5s, 7/1/21	AA	1,500,000	1,793,010
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5 1/2s, 12/1/29	A–	1,750,000	2,126,618
			15,902,427
Arkansas (—%)
Rogers, Rev. Bonds (Sales and Use Tax), 3 3/4s, 11/1/34	AA	60,000	60,375
			60,375

26     Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California (12.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds (Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/42	BBB+/F	$1,300,000	$1,392,027
Bay Area Toll Auth. of CA Rev. Bonds (San Francisco Bay Area), Ser. F-1, 5s, 4/1/39 (Prerefunded 4/1/18)	AA	5,000,000	5,740,900
CA Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5s, 11/1/36	A2	1,865,000	1,923,729
(U. of the Pacific), U.S. Govt. Coll., 5s, 11/1/36 (Prerefunded 11/1/15)	AAA/P	135,000	142,002
(U. of La Verne), Ser. A, 5s, 6/1/35	Baa1	2,000,000	2,011,900
(Pacific U.), Ser. A, 5s, 11/1/30	A2	750,000	835,883
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,215,000	1,218,681
CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.), Ser. K, 4 3/4s, 8/1/36	A–	5,750,000	5,756,958
CA Infrastructure & Econ. Dev. Bank Rev. Bonds (Science Ctr. Phase II), Ser. B, FGIC, NATL, 5s, 5/1/23	AA–	640,000	654,195
CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA), 5 1/4s, 2/1/37	Baa1	2,600,000	2,667,912
CA Muni. Fin. Auth. Rev. Bonds (Biola U.), 5 7/8s, 10/1/34	Baa1	1,500,000	1,670,520
CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	5,000,000	6,138,850
5 3/4s, 4/1/31	Aa3	15,000,000	17,948,400
5 1/2s, 3/1/40	Aa3	10,300,000	11,770,531
FGIC, NATL, 5s, 6/1/26	Aa3	5,000,000	5,540,850
CA State Dept. of Wtr. Resources Rev. Bonds (Central Valley), Ser. AE, 5s, 12/1/29	AAA	5,000,000	5,697,800
CA State Poll. Control Fin. Auth. Rev. Bonds (Wtr. Furnishing), 5s, 11/21/45	Baa3	3,000,000	3,159,120
CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A1	2,000,000	2,397,500
Ser. A-1, 6s, 3/1/35	A1	3,100,000	3,661,348
(Capital Projects), Ser. A, 5s, 4/1/29	A1	3,605,000	4,098,669
Corona-Norco, School Dist. Pub. Fin. Auth. Special Tax Bonds, Ser. A, 5s, 9/1/35	BBB+	585,000	641,336
Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles Intl. Arpt.)
Ser. B, 5s, 5/15/33	AA–	1,000,000	1,120,190
5s, 5/15/30	AA	2,000,000	2,259,520
Los Angeles, Unified School Dist. G.O. Bonds, Ser. I, 5s, 7/1/26	Aa2	5,000,000	5,798,400
M-S-R Energy Auth. Rev. Bonds, Ser. A, 6 1/2s, 11/1/39	A–	2,250,000	3,051,878
Port of Oakland, Rev. Bonds (Sr. Lien), Ser. P, 5s, 5/1/33	A+	1,240,000	1,348,202
Riverside Cnty., Asset Leasing Corp. Rev. Bonds (Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	AA–	4,000,000	2,658,200
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A, FGIC, NATL, zero %, 12/1/22	AA–	7,500,000	5,565,000

Tax Exempt Income Fund     27

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
California cont.
Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox)
5s, 3/1/27	A2	$500,000	$558,090
5s, 3/1/25	A2	1,000,000	1,130,110
Solano, Cmnty. College Dist. G.O. Bonds (Election of 2002), Ser. B, FGIC, NATL, zero %, 8/1/26	Aa3	9,560,000	5,445,854
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta Wtr. Supply), Ser. A, 6 1/4s, 10/1/40	A–	1,375,000	1,613,590
Turlock, Irrigation Dist. Rev. Bonds, Ser. A, 5s, 1/1/40	AA–	4,000,000	4,302,840
			119,920,985
Colorado (1.6%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran Good Samaritan Society), 5 1/2s, 6/1/33	A3	650,000	731,887
(Valley View Assn.), 5 1/4s, 5/15/42	A–	1,500,000	1,578,855
(Evangelical Lutheran), 5 1/4s, 6/1/22	A3	1,000,000	1,060,080
(Covenant Retirement Cmnty.), Ser. A, 5s, 12/1/33	BBB–	1,650,000	1,736,823
(Evangelical Lutheran), 5s, 6/1/16	A3	425,000	450,462
Denver City & Cnty., Arpt. Rev. Bonds (Sub. Syst.), Ser. A, 5 1/2s, 11/15/31	A2	1,925,000	2,213,481
E-470 CO Pub. Hwy. Auth. Rev. Bonds
Ser. C1, NATL, 5 1/2s, 9/1/24	AA–	1,750,000	1,809,360
Ser. A, NATL, zero %, 9/1/34	AA–	13,000,000	5,649,020
Regl. Trans. Dist. Rev. Bonds (Denver Trans. Partners), 6s, 1/15/41	Baa3	750,000	836,955
			16,066,923
Delaware (1.3%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	Baa1	1,700,000	1,911,752
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	4,200,000	4,577,454
DE State Hlth. Facs. Auth. VRDN (Christiana Care), Ser. A, 0.03s, 10/1/38	VMIG1	6,180,000	6,180,000
			12,669,206
District of Columbia (2.0%)
DC G.O. Bonds, Ser. A, AGM, 5s, 6/1/26 (Prerefunded 6/1/15)	AA	5,005,000	5,164,309
DC Rev. Bonds
(Howard U.), Ser. A, 6 1/2s, 10/1/41	BBB+	5,000,000	5,662,900
(Kipp Charter School), 6s, 7/1/33	BBB+	950,000	1,101,896
DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL, 5s, 2/1/25	AA–	1,035,000	1,076,845
DC U. Rev. Bonds (Gallaudet U.)
5 1/2s, 4/1/41	A+	2,000,000	2,183,220
5 1/2s, 4/1/34	A+	1,000,000	1,104,290
Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev. Bonds (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	3,557,400
			19,850,860

28     Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
Florida (7.2%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds (Health First, Inc.), 7s, 4/1/39	A3	$4,000,000	$4,579,360
Cape Coral, Wtr.& Swr. Rev. Bonds, AMBAC, 5s, 10/1/26	A1	2,500,000	2,688,200
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4 1/4s, 5/1/34	A–	890,000	869,147
FL Hsg. Fin. Corp. Rev. Bonds
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll., 5 3/4s, 1/1/37	Aa1	200,000	205,658
(Homeowner Mtge.), Ser. 2, GNMA Coll, FNMA Coll, FHLMC Coll., 4.95s, 7/1/37	Aa1	910,000	914,950
FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A, 5s, 10/1/31	A2	3,300,000	3,573,867
Hernando Cnty., Rev. Bonds (Criminal Justice Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	AA–	17,175,000	19,179,838
Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	5,500,000	5,885,825
Leesburg, Cap. Impt. Rev. Bonds, FGIC, NATL, 5 1/4s, 10/1/27 (Prerefunded 10/1/14)	AA–	1,600,000	1,600,000
Miami-Dade Cnty., G.O. Bonds (Parks Program), NATL, 5s, 11/1/25	Aa2	5,000,000	5,252,650
Miami-Dade Cnty., Aviation Rev. Bonds
Ser. B, 5s, 10/1/41	A2	5,000,000	5,419,250
5s, 10/1/28	A2	500,000	569,580
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev. Bonds, Ser. A, 5s, 7/1/44	A3	1,000,000	1,113,280
Orange Cnty., Hlth. Facs. Auth. Rev. Bonds (Presbyterian Retirement Cmntys.), 5s, 8/1/34	A–/F	1,800,000	1,943,478
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds (Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	5,000,000	5,341,600
Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt. Bonds, 5.7s, 5/1/37	B/P	265,000	178,629
South Broward, Hosp. Dist. Rev. Bonds, NATL, 4 3/4s, 5/1/28	Aa3	2,000,000	2,132,800
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Allocation Bonds, Ser. A-1, 5s, 3/1/30	BBB+	480,000	526,795
Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist. Loan Program), AGM, 7.15s, 11/1/15 (Escrowed to maturity)	AA	4,800,000	5,149,152
Sunrise, Util. Syst. Rev. Bonds, AMBAC, 5.2s, 10/1/22	AA–	3,405,000	3,850,680
			70,974,739
Georgia (2.0%)
Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson Intl. Arpt.), Ser. A, 5s, 1/1/35	Aa3	2,000,000	2,242,160
Atlanta, Arpt. Passenger Fac. Charge Rev. Bonds, 5s, 1/1/31	A1	3,075,000	3,522,720
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A, 6 1/4s, 11/1/39	Aa3	4,500,000	5,330,565

Tax Exempt Income Fund     29

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
Georgia cont.
Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s, 10/1/18 (Escrowed to maturity)	AA+	$475,000	$526,979
Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech Athletic Assn.), Ser. A, 5s, 10/1/42	A2	2,250,000	2,470,410
GA State Private College & U. Auth. Rev. Bonds (Emory U.), Ser. B, 5s, 9/1/29	Aa2	2,250,000	2,584,643
Main St. Natural Gas, Inc. Rev. Bonds (GA Gas), Ser. A, 5 1/2s, 9/15/21	A–	370,000	435,756
Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U., Inc.), 7s, 6/15/39	Ba3	2,450,000	2,567,919
			19,681,152
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
5s, 10/1/34	BBB	200,000	217,708
5s, 10/1/30	AA	500,000	570,230
			787,938
Illinois (5.1%)
Chicago, G.O. Bonds, Ser. A
5s, 1/1/34	A+	1,200,000	1,227,564
5s, 1/1/33	A+	6,000,000	6,134,880
Chicago, Motor Fuel Tax Rev. Bonds, AGM
5s, 1/1/33	AA+	1,000,000	1,092,750
5s, 1/1/30	AA+	200,000	220,848
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	1,650,000	1,911,641
Ser. F, 5s, 1/1/40	A2	3,700,000	3,930,806
Chicago, Waste Wtr. Transmission Rev. Bonds (2nd Lien), 5s, 1/1/39	AA–	2,720,000	2,987,866
Chicago, Wtr. Rev. Bonds
5s, 11/1/42	AA–	3,000,000	3,254,820
AGM, 5s, 11/1/25	AA	4,750,000	5,315,155
Cook Cnty., G.O. Bonds, Ser. B, NATL, 5s, 11/15/29 (Prerefunded 11/15/14)	AA	1,250,000	1,257,063
IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, 7 1/4s, 11/1/38	A2	2,520,000	2,963,041
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	5,500,000	6,335,615
(IL Rush U. Med. Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,075,000	1,208,666
(Roosevelt U.), 6 1/2s, 4/1/39	Baa3	1,000,000	1,089,970
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,082,140
(Newman Foundation), Radian Insd., 5s, 2/1/32	BBB–/P	3,000,000	3,059,190
IL State G.O. Bonds, 5s, 8/1/21	A3	2,250,000	2,509,695
IL State Sports Fac. Auth. Rev. Bonds, AGM, 5 1/4s, 6/15/32	AA	1,000,000	1,118,390
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, AGM, 5s, 1/1/22	AA	1,000,000	1,074,230
Railsplitter, Tobacco Settlement Auth. Rev. Bonds, 6s, 6/1/28	A–	2,150,000	2,509,867
			50,284,197

30     Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
Indiana (2.6%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A, 5 1/4s, 10/15/21	A3	$6,150,000	$7,348,328
IN State Fin. Auth. VRDN, Ser. A-2, 0.03s, 2/1/37	VMIG1	6,225,000	6,225,000
IN State Fin. Auth. Edl. Fac. Rev. Bonds (Butler U.), Ser. B, 5s, 2/1/27	BBB+	935,000	1,058,467
Indianapolis, Arpt. Auth. Rev. Bonds (Federal Express Corp.), 5.1s, 1/15/17	Baa1	4,500,000	4,934,700
Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa1	2,500,000	2,746,450
NATL, 5.6s, 11/1/16	AA–	2,750,000	2,967,415
			25,280,360
Iowa (0.3%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. D, GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	5,000	5,076
IA Fin. Auth. Hlth. Fac. Rev. Bonds (Care Initiatives), Ser. A, 5 1/2s, 7/1/21	BB+	2,500,000	2,622,750
Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C, 5 3/8s, 6/1/38	B+	750,000	626,595
			3,254,421
Kansas (0.6%)
KS State Dev. Fin. Auth. Rev. Bonds
Ser. K, NATL, 5 1/4s, 11/1/26	Aa3	1,355,000	1,513,332
Ser. K, NATL, 5 1/4s, 11/1/25	Aa3	1,620,000	1,811,905
(Lifespace Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	2,900,000	3,069,882
			6,395,119
Kentucky (1.0%)
KY Pub. Trans. Infrastructure Auth. Rev. Bonds (1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	1,400,000	1,611,484
Louisville & Jefferson Cnty., Metro. Govt. College Rev. Bonds (Bellarmine U., Inc.), Ser. A, 6s, 5/1/38	Baa3	855,000	901,238
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds (Norton Hlth. Care, Inc.), 5s, 10/1/30	A–	4,000,000	4,167,960
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A
5s, 7/1/31	A+	415,000	468,560
5s, 7/1/30	A+	1,000,000	1,134,380
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	A–	1,000,000	1,146,900
			9,430,522
Louisiana (0.7%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy LA LLC), 5s, 6/1/30	A2	5,000,000	5,122,900
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, 5s, 5/15/23	A	1,200,000	1,363,440
			6,486,340
Maryland (0.1%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds (Potomac Electric Power Co.), 6.2s, 9/1/22	A2	1,100,000	1,304,853
			1,304,853

Tax Exempt Income Fund     31

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
Massachusetts (5.0%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. B, 5.7s, 1/1/31	AA	$3,425,000	$3,664,647
MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.), Ser. B, 5s, 1/1/37	A+	6,750,000	7,237,620
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	920,000	1,089,979
(Berklee College of Music), 5 1/4s, 10/1/41	A2	5,500,000	6,117,815
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	3,300,000	3,541,494
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	2,120,660
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	B+	2,950,000	2,956,520
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39 (Prerefunded 7/1/19)	Baa2	4,000,000	4,404,760
(Springfield College), 5 5/8s, 10/15/40	Baa1	2,550,000	2,788,196
(Springfield College), 5 1/2s, 10/15/31	Baa1	600,000	660,750
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB+	450,000	451,931
(Sterling & Francine Clark), Ser. A, 5s, 7/1/36	AA	3,305,000	3,506,308
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	4,100,000	4,490,279
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 5.1s, 12/1/30	Aa3	2,100,000	2,198,070
Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
5 1/4s, 7/1/36	A1	2,000,000	2,270,220
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,000,000	2,283,320
			49,782,569
Michigan (1.9%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC, 5 1/4s, 4/1/24	Caa3	500,000	468,545
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM, 6 1/4s, 7/1/36	AA	4,040,000	4,388,612
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 7 3/8s, 7/1/35	Ba1	1,250,000	1,350,550
Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply Syst.), Ser. A, 5 1/4s, 11/1/30	A2	3,000,000	3,400,200
MI State Fin. Auth. Rev. Bonds (Detroit Wtr. & Swr.), Ser. C-6, 5s, 7/1/33	BBB+	270,000	289,791
MI State Fin. Auth. Rev. Notes (Detroit School Dist. Student Aid), Ser. E, 2.85s, 8/20/15	SP-1	1,000,000	1,007,090
MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,828,050
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A3	4,410,000	4,545,034
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25 (Prerefunded 5/15/15)	AA+	915,000	942,221
			19,220,093
Minnesota (1.2%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds (Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/38	BBB–	1,600,000	1,722,592
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care VRDN (Allina Hlth. Syst.), Ser. B-2, 0.03s, 11/15/35	VMIG1	750,000	750,000

32     Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Minneapolis, Rev. Bonds (National Marrow Donor Program), 4 7/8s, 8/1/25	BBB+	$2,000,000	$2,106,420
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds (HealthPartners Oblig. Group), 5 1/4s, 5/15/36	A2	2,155,000	2,263,612
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast), 6s, 11/15/35	BBB–	1,250,000	1,304,338
St. Paul, Port Auth. Solid Waste Disp. Rev. Bonds (Gerdau Ameristeel US, Inc.), 4 1/2s, 10/1/37	Baa3	3,500,000	3,460,450
			11,607,412
Mississippi (1.2%)
Jackson Cnty., Port Fac. VRDN (Chevron USA, Inc.), 0.01s, 6/1/23	P-1	8,900,000	8,900,000
MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB	3,000,000	3,001,560
			11,901,560
Missouri (0.6%)
MO State Dev. Fin. Board Infrastructure Fac. Rev. Bonds (Independence, Elec. Syst. Dogwood), Ser. A, 5s, 6/1/37	A	2,000,000	2,114,520
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,250,000	2,520,293
(Still U. Hlth. Sciences), 5 1/4s, 10/1/31	A–	1,000,000	1,085,770
			5,720,583
Nebraska (0.1%)
NE Pub. Pwr. Dist. Rev. Bonds, Ser. A, 5s, 1/1/38	A1	750,000	840,240
			840,240
Nevada (1.0%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	1,300,000	1,456,338
Clark Cnty., Impt. Dist. Special Assmt. Bonds (Mountains Edge Local No. 142), 5s, 8/1/20	BBB–	910,000	982,409
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	A3	7,570,000	7,577,570
			10,016,317
New Hampshire (0.2%)
NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp. Oblig. Group), Ser. A, 6 1/8s, 10/1/39	Baa1	2,000,000	2,146,700
			2,146,700
New Jersey (4.1%)
NJ State Econ. Dev. Auth. Rev. Bonds
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	3,840,000	4,215,552
(School Fac. Construction), Ser. AA, 5 1/4s, 12/15/33	A2	5,500,000	6,015,735
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds (NJ American Wtr. Co.)
Ser. B, 5.6s, 11/1/34	A1	2,000,000	2,240,120
Ser. D, 4 7/8s, 11/1/29	A1	1,100,000	1,182,137
NJ State Higher Ed. Assistance Auth. Rev. Bonds (Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	2,250,000	2,511,878
NJ State Hlth. Care Facs. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	3,000,000	3,270,000
(Holy Name Hosp.), 5s, 7/1/36	Baa2	2,500,000	2,572,150

Tax Exempt Income Fund     33

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Tpk. Auth. Rev. Bonds, Ser. E, 5 1/4s, 1/1/40	A+	$3,000,000	$3,344,250
NJ State Trans. Trust Fund Auth. Rev. Bonds (Trans. Syst.)
Ser. A, 6s, 6/15/35	A2	3,000,000	3,598,830
Ser. C, AMBAC, zero %, 12/15/24	A2	8,760,000	5,984,832
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease Rev. Bonds (Covanta Union), Ser. A, 5 1/4s, 12/1/31	AA+	4,750,000	5,147,053
			40,082,537
New Mexico (0.9%)
Farmington, Poll. Control Rev. Bonds
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	2,110,000	2,157,939
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	A3	4,500,000	4,854,555
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo Retirement Res.), 5s, 5/15/32	BBB–	2,155,000	2,226,546
			9,239,040
New York (7.0%)
Hudson Yards, Infrastructure Corp. Rev. Bonds, Ser. A, 5 3/4s, 2/15/47	A2	3,000,000	3,461,640
Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	AA–	2,500,000	2,759,175
5s, 11/15/29	AA–	10,000,000	11,469,800
Metro. Trans. Auth. Dedicated Tax Rev. Bonds, Ser. A, 5 1/2s, 11/15/39	AA	2,000,000	2,282,920
NY City, Indl. Dev. Agcy. Rev. Bonds (Queens Baseball Stadium — Pilot), AMBAC, 5s, 1/1/23	Ba1	300,000	321,702
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds (British Airways PLC), 5 1/4s, 12/1/32	BB	200,000	200,014
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds, Ser. DD, 5s, 6/15/35	AA+	2,000,000	2,298,080
NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	Aa2	10,900,000	13,046,428
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa2	10,255,000	11,328,801
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	Aa2	15,000,000	17,373,900
NY State Dorm. Auth. Non-State Supported Debt Rev. Bonds (Brooklyn Law School), Ser. A, 5s, 7/1/23 (Prerefunded 7/1/22)	Baa1	1,000,000	1,215,820
NY State Dorm. Auth. Personal Income Tax Rev. Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	500,000	583,160
Onondaga, Civic Dev. Corp. Rev. Bonds (St. Joseph’s Hosp. Hlth. Ctr.), 5 1/8s, 7/1/31	Ba2	1,385,000	1,432,879
Port Auth. of NY & NJ Rev. Bonds (Kennedy Intl. Arpt. — 5th Installment), 6 3/4s, 10/1/19	BB+/P	1,530,000	1,530,046
			69,304,365
North Carolina (1.4%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, 6 3/4s, 1/1/24	A–	1,250,000	1,484,800
AMBAC, 6s, 1/1/18	Baa1	7,000,000	8,068,340
NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds (Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	2,345,000	2,583,698

34     Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
North Carolina cont.
NC State Hsg. Fin. Agcy. (Homeownership), Ser. 26-A, 5 1/2s, 1/1/38	Aa2	$85,000	$86,998
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.), Ser. A, 5s, 1/1/30	A2	1,200,000	1,348,884
			13,572,720
Ohio (4.6%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A-2, 5 3/4s, 6/1/34	B3	9,600,000	7,628,160
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OPRS Cmnty. Oblig. Group), Ser. A, 6 1/8s, 7/1/40	BBB–	1,000,000	1,084,100
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys. Oblig. Group), Ser. A, 6s, 7/1/35	BBB–	1,875,000	2,059,613
Hamilton Cnty., Hlth. Care Rev. Bonds (Life Enriching Cmntys.), 5s, 1/1/32	BBB	1,000,000	1,050,930
Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds (Metro. Swr. Dist.), Ser. A, NATL, 5s, 12/1/28	AA+	6,130,000	6,599,435
Lorain Cnty., Hosp. Rev. Bonds (Catholic), Ser. C-2, AGM, 5s, 4/1/24	AA	5,000,000	5,503,800
Midview, Local School Dist. COP (Elementary School Bldg. Fac.), 5 1/4s, 11/1/30 (Prerefunded 11/1/14)	A1	3,500,000	3,513,860
OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.), Ser. 1, GNMA Coll., FNMA Coll., 5s, 11/1/28	Aaa	1,230,000	1,309,925
OH State Higher Edl. Fac. (Kenyon College), 4.95s, 7/1/37 (Prerefunded 7/1/15)	A1	5,300,000	5,487,991
OH State Higher Edl. Fac. Comm. Rev. Bonds (U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39 (Prerefunded 1/15/15)	A	5,000,000	5,093,850
OH State Tpk. Comm. Rev. Bonds (Infrastructure), Ser. A-1, 5 1/4s, 2/15/33	A1	1,775,000	2,030,369
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds, 5 3/4s, 12/1/32	BB/P	1,350,000	1,385,222
Youngstown State U. Rev. Bonds, 5s, 12/15/25	A+	2,000,000	2,239,780
			44,987,035
Oklahoma (0.5%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds (Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	280,000	290,240
OK State Tpk. Auth. VRDN, Ser. F, 0.03s, 1/1/28	VMIG1	4,845,000	4,845,000
			5,135,240
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5 3/4s, 7/1/39	A1	2,000,000	2,321,080
			2,321,080
Pennsylvania (4.2%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (UPMC Hlth.), Ser. B, NATL, 6s, 7/1/24	Aa3	2,210,000	2,758,014
Allentown, Neighborhood Impt. Zone Dev. Auth. Rev. Bonds, Ser. A
5s, 5/1/35	Baa2	2,250,000	2,340,518
5s, 5/1/32	Baa2	450,000	469,287

Tax Exempt Income Fund     35

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Cumberland Cnty., Muni. Auth. Rev. Bonds (Presbyterian Homes Oblig.), Ser. A
5 1/4s, 1/1/19	BBB+/F	$1,465,000	$1,589,906
5.15s, 1/1/18	BBB+/F	665,000	710,985
Delaware River Port Auth. PA & NJ Rev. Bonds, 5s, 1/1/30	A	6,860,000	7,900,388
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds (Millersville U. Student Hsg. & Svcs., Inc.), 5s, 7/1/29	Baa3	500,000	537,065
East Stroudsburg, Area School Dist. G.O. Bonds, AGM, 5s, 9/1/27	Aa3	5,500,000	6,005,230
Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Mercyhurst College), 5 1/2s, 3/15/38	BBB	1,275,000	1,347,076
Geisinger, Auth. VRDN (Geisinger Hlth. Syst.), Ser. C, 0.02s, 8/1/28	VMIG1	2,000,000	2,000,000
Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev. Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	3,250,000	3,427,938
PA State Higher Edl. Fac. Auth. Rev. Bonds (U. of Sciences Philadelphia), 5s, 11/1/42	A3	1,500,000	1,606,905
PA State Pub. School Bldg. Auth. Rev. Bonds (School Dist. Philadelphia)
5s, 4/1/24	A1	1,000,000	1,145,620
5s, 4/1/23	A1	1,000,000	1,151,450
PA State Tpk. Comm. Rev. Bonds, Ser. A, 5s, 12/1/38	A1	2,250,000	2,520,045
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Graduate Hlth. Syst.), 7 1/4s, 8/1/15 (In default) †	D/P	5,167,643	517
Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA	3,000,000	3,248,400
Pittsburgh, G.O. Bonds, Ser. B, 5s, 9/1/25	A1	2,500,000	2,895,500
			41,654,844
Puerto Rico (0.5%)
Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds (Govt. Fac.), Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/31	BB	1,895,000	1,517,535
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. C
5 1/4s, 8/1/41	BBB–	2,150,000	1,592,290
5s, 8/1/40	BBB	2,300,000	1,920,822
			5,030,647
South Carolina (1.5%)
Berkeley Cnty., School Dist. Rev. Bonds (Installment Lease Securing Assets for Ed.), 5 1/8s, 12/1/30	Aa3	5,000,000	5,345,200
SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	6,000,000	7,029,420
Ser. A, 5 1/2s, 12/1/54	AA–	2,000,000	2,248,560
			14,623,180
Tennessee (0.5%)
TN Energy Acquisition Corp. Gas Rev. Bonds, Ser. A, 5 1/4s, 9/1/20	A–	4,000,000	4,600,880
			4,600,880

36     Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
Texas (16.1%)
Aldine, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/15/25	Aaa	$2,000,000	$2,177,760
Angleton, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/15/30	Aaa	4,095,000	4,407,080
Beaumont, Indpt. School Dist. G.O. Bonds (School Bldg.), AGO, 5 1/8s, 2/15/30	AA	2,550,000	2,690,760
Brazos River Harbor Naval Dist. Env. (Dow Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	1,100,000	1,228,128
Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory Put Bonds (5/1/28) (Dow Chemical), 5.9s, 5/1/38	BBB	3,450,000	3,756,360
Central TX Regl. Mobility Auth. Rev. Bonds (Sr. Lien), Ser. A, 5s, 1/1/33	Baa2	650,000	703,768
Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	9,500,000	10,235,015
Dallas, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 6s, 2/15/27 (Prerefunded 2/15/18)	Aaa	3,260,000	3,833,858
Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev. Bonds, Ser. A, 5 1/4s, 11/1/30	A+	5,000,000	5,729,750
Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier Toll Syst.), Ser. B, 5s, 4/1/53	AA+	1,800,000	1,954,692
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds (YMCA of the Greater Houston Area), Ser. A, 5s, 6/1/28	Baa3	1,300,000	1,436,370
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (The Methodist Hosp.), Ser. C-1, 0.03s, 12/1/24	A-1+	11,370,000	11,370,000
Houston, Arpt. Syst. Rev. Bonds, Ser. A, 5s, 7/1/25	A	3,500,000	3,963,190
Houston, Higher Ed. Fin. Co. Rev. Bonds (Cosmos Foundation), Ser. A, 5s, 2/15/32	BBB	1,250,000	1,370,775
Houston, Util. Syst. Rev. Bonds, Ser. A, 5s, 11/15/33	AA	6,500,000	7,428,135
La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp, Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	1,700,000	1,879,214
Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B, AGM, 5s, 10/1/16	AA	750,000	783,210
Leander, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, zero %, 8/15/19	AAA	5,000,000	4,399,950
Lower CO River Auth. Rev. Bonds
Ser. A, FHLMC Coll., FNMA Coll., 7 1/4s, 5/15/37 (Prerefunded 5/15/15)	A/P	1,965,000	2,050,065
U.S. Govt. Coll., 5 3/4s, 5/15/37 (Prerefunded 5/15/15)	A1	1,070,000	1,106,787
U.S. Govt. Coll., 5 3/4s, 5/15/37 (Prerefunded 5/15/15)	AAA/P	25,000	25,860
U.S. Govt. Coll., 5 3/4s, 5/15/28 (Prerefunded 5/15/15)	A1	1,675,000	1,732,587
U.S. Govt. Coll., 5 3/4s, 5/15/28 (Prerefunded 5/15/15)	AAA/P	145,000	149,985
Mansfield, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/27 (Prerefunded 2/15/15)	Aaa	3,630,000	3,694,904

Tax Exempt Income Fund     37

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
Texas cont.
Matagorda Cnty., Poll. Control Rev. Bonds (Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa1	$2,250,000	$2,393,910
Montgomery Cnty., G.O. Bonds, Ser. A, AGM, 5s, 3/1/21 (Prerefunded 3/1/16)	Aa1	1,750,000	1,865,990
New Hope, Cultural Ed. Facs. Fin. Corp. Rev. Bonds (TX A&M U. Collegiate & Student Hsg. College Station I, LLC), Ser. A, 5s, 4/1/29	Baa3	1,085,000	1,194,325
North TX, Tollway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	5,200,000	5,878,080
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,750,000	3,048,513
Ser. A, 5 5/8s, 1/1/33	A2	3,000,000	3,325,920
Ser. A, NATL, 5 1/8s, 1/1/28	AA–	5,000,000	5,491,650
Ser. D, AGO, zero %, 1/1/28	AA	11,620,000	7,085,527
North TX, Tollway Auth. stepped-coupon Rev. Bonds (1st Tier), Ser. I, zero % (6 1/2s, 1/1/15), 1/1/43 ††	A2	9,700,000	11,771,435
Red River, Hlth. Retirement Facs. Dev. Corp. Rev. Bonds (Sears Methodist Retirement Syst. Oblig. Group)
Ser. C, 6 1/4s, 5/9/53 (In default) †	D/P	46,000	17,331
Ser. B, 6.15s, 11/15/49 (In default) †	D/P	700,000	263,725
Ser. A, 6.05s, 11/15/46 (In default) †	D/P	525,000	197,794
Ser. D, 6.05s, 11/15/46 (In default) †	D/P	91,000	34,284
Ser. A, 5.15s, 11/15/27 (In default) †	D/P	1,490,000	561,358
San Antonio, Arpt. Syst. Rev. Bonds, AGM, 5 1/4s, 7/1/32	AA	1,415,000	1,534,794
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.)
5 1/4s, 11/15/27	A–	1,000,000	1,067,050
5 1/4s, 11/15/22	A–	2,500,000	2,683,050
TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds, Ser. A, 5 1/4s, 12/15/26	A–	5,000,000	5,889,800
TX Private Activity Surface Trans. Corp. Rev. Bonds (NTE Mobility), 6 7/8s, 12/31/39	Baa2	1,650,000	1,946,621
TX State Affordable Hsg. Corp. Single Fam. Mtge. Rev. Bonds (Professional Ed. Home Loan), Ser. A-3, FHLMC Coll., GNMA Coll., FNMA Coll., 5.6s, 2/1/39	Aaa	696,626	730,461
TX State Indl. Dev. Corp. Rev. Bonds (Arco Pipelines Co.), 7 3/8s, 10/1/20	A2	4,000,000	5,323,480
TX State Muni. Gas Acquisition & Supply Corp. III Rev. Bonds, 5s, 12/15/29	A3	2,475,000	2,711,660
TX State Trans. Comm. Rev. Bonds, 5s, 4/1/26 (Prerefunded 4/1/16)	Aaa	7,585,000	8,123,307
Victoria, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG, 5s, 2/15/24	Aaa	3,375,000	3,694,916
Victoria, Util. Syst. Rev. Bonds, AMBAC, 5s, 12/1/27	AA–	3,960,000	4,401,857
			159,345,041

38     Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.1%)* cont.	Rating**	Principal amount	Value
Utah (0.2%)
Salt Lake City, Hosp. Rev. Bonds
(IHC Hosp., Inc.), Ser. A, U.S. Govt. Coll., 8 1/8s, 5/15/15 (Escrowed to maturity)	AA+	$525,000	$550,557
AMBAC, 6 3/4s, 5/15/20 (Escrowed to maturity)	AAA/P	1,500,000	1,504,620
			2,055,177
Virginia (2.7%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A2	1,575,000	1,742,139
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds (VA United Methodist Homes, Inc.)
5s, 6/1/25	BB+/P	410,000	428,540
5s, 6/1/23	BB+/P	445,000	469,284
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM, 5.929s, 8/23/27	AA	13,600,000	15,505,632
VA State Small Bus. Fin. Auth. Rev. Bonds (Express Lanes, LLC), 5s, 7/1/34	BBB–	1,200,000	1,257,828
Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds (Mountain States Hlth. Alliance), Ser. C, 7 3/4s, 7/1/38	Baa1	6,100,000	7,171,709
			26,575,132
Washington (1.2%)
WA State G.O. Bonds, Ser. D, AGM, 5s, 1/1/28 (Prerefunded 1/1/15)	Aa1	8,320,000	8,419,174
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	1,250,000	1,434,338
Ser. B, NATL, 5s, 2/15/27	AA–	2,040,000	2,188,961
			12,042,473
West Virginia (0.4%)
Pleasants Cnty., Poll. Control Rev. Bonds (Allegheny), Ser. F, 5 1/4s, 10/15/37	Baa3	2,500,000	2,571,125
WV State Econ. Dev. Auth. Solid Waste Disp. Fac. FRB (Appalachian Pwr. Co.), Ser. A, 5 3/8s, 12/1/38	Baa1	1,000,000	1,096,090
			3,667,215
Wisconsin (1.0%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig. Group), 5 1/4s, 7/1/28	BBB–	1,000,000	1,105,610
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	3,500,000	4,202,835
WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,512,880
(Three Pillars Sr. Living), 5s, 8/15/28	A–/F	1,040,000	1,155,482
			9,976,807
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds (Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	3,000,000	3,342,270
WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds, Ser. A
5 1/2s, 1/1/38	A2	2,800,000	3,077,536
5 1/2s, 1/1/33	A2	1,410,000	1,568,920
			7,988,726
Total municipal bonds and notes (cost $884,490,083)			$969,149,688

Tax Exempt Income Fund     39

PREFERRED STOCKS (0.6%)*	Shares	Value
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5, $5.00 cum. pfd.	3,750,000	$3,751,200
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s cum. pfd.	2,000,000	1,998,580
Total preferred stocks (cost $5,750,000)		$5,749,780

TOTAL INVESTMENTS
Total investments (cost $890,240,083)	$974,899,468

	Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $988,411,037.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

†	Non-income-producing security.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

	The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.
	The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Utilities	16.5%
	Health care	15.6
	Transportation	14.9
	State debt	12.5
	Local debt	10.4

40     Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$969,141,169	$8,519
Preferred stocks	—	5,749,780	—
Totals by level	$—	$974,890,949	$8,519

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund     41

	Statement of assets and liabilities 9/30/14
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $890,240,083)	$974,899,468
	Cash	1,821,612
	Interest and other receivables	13,957,273
	Receivable for shares of the fund sold	2,369,801
	Receivable for investments sold	482,611
	Prepaid assets	19,619
	Total assets	993,550,384
	LIABILITIES
	Payable for shares of the fund repurchased	3,068,022
	Payable for compensation of Manager (Note 2)	346,517
	Payable for custodian fees (Note 2)	3,756
	Payable for investor servicing fees (Note 2)	77,716
	Payable for Trustee compensation and expenses (Note 2)	431,265
	Payable for administrative services (Note 2)	1,332
	Payable for distribution fees (Note 2)	522,813
	Distributions payable to shareholders	575,660
	Other accrued expenses	112,266
	Total liabilities	5,139,347
	Net assets	$988,411,037

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$935,363,969
	Undistributed net investment income (Note 1)	957,691
	Accumulated net realized loss on investments (Note 1)	(32,570,008)
	Net unrealized appreciation of investments	84,659,385
	Total — Representing net assets applicable to capital shares outstanding	$988,411,037
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($903,820,126 divided by 102,754,673 shares)	$8.80
	Offering price per class A share (100/96.00 of $8.80)*	$9.17
	Net asset value and offering price per class B share ($7,516,228 divided by 854,292 shares)**	$8.80
	Net asset value and offering price per class C share ($31,947,014 divided by 3,624,459 shares)**	$8.81
	Net asset value and redemption price per class M share ($6,553,158 divided by 742,731 shares)	$8.82
	Offering price per class M share (100/96.75 of $8.82)†	$9.12
	Net asset value, offering price and redemption price per class Y share ($38,574,511 divided by 4,376,492 shares)	$8.81
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

42     Tax Exempt Income Fund

Statement of operations Year ended 9/30/14
INTEREST INCOME	$47,509,706

EXPENSES
Compensation of Manager (Note 2)	$4,295,433
Investor servicing fees (Note 2)	489,350
Custodian fees (Note 2)	14,541
Trustee compensation and expenses (Note 2)	65,646
Distribution fees (Note 2)	2,419,651
Administrative services (Note 2)	24,026
Other	343,304
Total expenses	7,651,951
Expense reduction (Note 2)	(1,470)
Net expenses	7,650,481
Net investment income	39,859,225

Net realized gain on investments (Notes 1 and 3)	2,867,642
Net unrealized appreciation of investments during the year	37,017,105
Net gain on investments	39,884,747
Net increase in net assets resulting from operations	$79,743,972

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund     43

Statement of changes in net assets
DECREASE IN NET ASSETS	Year ended 9/30/14	Year ended 9/30/13
Operations:
Net investment income	$39,859,225	$45,968,856
Net realized gain (loss) on investments	2,867,642	(9,003,988)
Net unrealized appreciation (depreciation) of investments	37,017,105	(76,604,601)
Net increase (decrease) in net assets resulting from operations	79,743,972	(39,639,733)
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(98,180)	(63,528)
Class B	(933)	(626)
Class C	(3,582)	(2,208)
Class M	(660)	(388)
Class Y	(2,492)	(2,152)
From tax-exempt net investment income
Class A	(36,553,706)	(41,914,345)
Class B	(275,522)	(350,176)
Class C	(1,060,098)	(1,215,464)
Class M	(237,577)	(246,707)
Class Y	(1,160,641)	(1,446,439)
Increase in capital from settlement payments	17,067	—
Decrease from capital share transactions (Note 4)	(95,031,971)	(114,390,365)
Total decrease in net assets	(54,664,323)	(199,272,131)
NET ASSETS
Beginning of year	1,043,075,360	1,242,347,491
End of year (including undistributed net investment income of $957,691 and distributions in excess of net investment income of $169,935, respectively)	$988,411,037	$1,043,075,360

The accompanying notes are an integral part of these financial statements.

44     Tax Exempt Income Fund

This page left blank intentionally.

Tax Exempt Income Fund     45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$8.44	.35	.35	.70	(.34)	(.34)	—	—[c,g]	$8.80	8.49	$903,820.75		4.03	6
September 30, 2013	9.08	.35	(.65)	(.30)	(.34)	(.34)	—	—	8.44	(3.37)	963,579.74		3.89	10
September 30, 2012	8.59	.37	.48	.85	(.36)	(.36)	—	—	9.08	10.09	1,151,395.75		4.15	14
September 30, 2011	8.71	.40	(.14)	.26	(.38)	(.38)	—	—[c,d]	8.59	3.25	1,077,869.75		4.74	9
September 30, 2010	8.60	.39	.10	.49	(.38)	(.38)	—[c]	—[c,e]	8.71	5.97	1,168,501	.75[f]	4.59[f]	13
Class B
September 30, 2014	$8.44	.29	.36	.65	(.29)	(.29)	—	—[c,g]	$8.80	7.81	$7,516	1.38	3.41	6
September 30, 2013	9.08	.29	(.64)	(.35)	(.29)	(.29)	—	—	8.44	(3.99)	9,093	1.37	3.26	10
September 30, 2012	8.59	.31	.48	.79	(.30)	(.30)	—	—	9.08	9.39	10,912	1.38	3.50	14
September 30, 2011	8.71	.34	(.13)	.21	(.33)	(.33)	—	—[c,d]	8.59	2.59	7,683	1.38	4.12	9
September 30, 2010	8.60	.34	.10	.44	(.33)	(.33)	—[c]	—[c,e]	8.71	5.37	10,561	1.39[f]	3.96[f]	13
Class C
September 30, 2014	$8.46	.28	.34	.62	(.27)	(.27)	—	—[c,g]	$8.81	7.51	$31,947	1.53	3.25	6
September 30, 2013	9.10	.28	(.65)	(.37)	(.27)	(.27)	—	—	8.46	(4.13)	36,599	1.52	3.12	10
September 30, 2012	8.61	.30	.48	.78	(.29)	(.29)	—	—	9.10	9.22	37,468	1.53	3.35	14
September 30, 2011	8.72	.33	(.12)	.21	(.32)	(.32)	—	—[c,d]	8.61	2.57	26,932	1.53	3.96	9
September 30, 2010	8.61	.32	.11	.43	(.32)	(.32)	—[c]	—[c,e]	8.72	5.12	32,627	1.54[f]	3.79[f]	13
Class M
September 30, 2014	$8.47	.32	.35	.67	(.32)	(.32)	—	—[c,g]	$8.82	8.04	$6,553	1.03	3.75	6
September 30, 2013	9.11	.32	(.64)	(.32)	(.32)	(.32)	—	—	8.47	(3.64)	6,537	1.02	3.62	10
September 30, 2012	8.61	.34	.50	.84	(.34)	(.34)	—	—	9.11	9.89	6,555	1.03	3.86	14
September 30, 2011	8.73	.37	(.13)	.24	(.36)	(.36)	—	—[c,d]	8.61	2.95	5,131	1.03	4.47	9
September 30, 2010	8.62	.37	.10	.47	(.36)	(.36)	—[c]	—[c,e]	8.73	5.66	6,217	1.04[f]	4.30[f]	13
Class Y
September 30, 2014	$8.46	.36	.35	.71	(.36)	(.36)	—	—[c,g]	$8.81	8.59	$38,575.53		4.24	6
September 30, 2013	9.10	.37	(.65)	(.28)	(.36)	(.36)	—	—	8.46	(3.15)	27,268.52		4.11	10
September 30, 2012	8.60	.38	.50	.88	(.38)	(.38)	—	—	9.10	10.43	36,018.53		4.34	14
September 30, 2011	8.72	.41	(.13)	.28	(.40)	(.40)	—	—[c,d]	8.60	3.47	22,427.53		4.93	9
September 30, 2010	8.61	.41	.10	.51	(.40)	(.40)	—[c]	—[c,e]	8.72	6.21	17,081	.54[f]	4.74[f]	13

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding as of March 30, 2010.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class for the period ended September 30, 2010 reflect a reduction of 0.01% of average net assets.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Morgan Stanley & Co. which amounted to less than $0.01 per share outstanding on December 3, 2013.

The accompanying notes are an integral part of these financial statements.

46	Tax Exempt Income Fund	Tax Exempt Income Fund	47

Notes to financial statements 9/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through September 30, 2014.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate to long-term maturities (three years or longer). The fund may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over

48     Tax Exempt Income Fund

a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2014, the fund had a capital loss carryover of $31,298,718 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$4,812,144	$4,721,066	$9,533,210	*
150,375	N/A	150,375	September 30, 2016
6,919,758	N/A	6,919,758	September 30, 2017
13,617,607	N/A	13,617,607	September 30, 2018
1,077,768	N/A	1,077,768	September 30, 2019

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $264,094 of certain losses recognized during the period from November 1, 2013 to September 30, 2014 to its fiscal year ending September 30, 2015.

Tax Exempt Income Fund     49

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover, from dividends payable, from defaulted bond interest, from market discount, and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $661,792 to increase undistributed net investment income, $1,265,477 to decrease paid-in-capital and $603,685 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$95,645,393
Unrealized depreciation	(10,298,715)
Net unrealized appreciation	85,346,678
Undistributed ordinary income	1,077,383
Undistributed tax-exempt income	1,298,998
Capital loss carryforward	(31,298,718)
Post-October capital loss deferral	(264,094)
Cost for federal income tax purposes	$889,552,790

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

50     Tax Exempt Income Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$452,156
Class B	4,052
Class C	16,322
Class M	3,177
Class Y	13,643
Total	$489,350

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,470 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $565, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,985,876
Class B	69,922
Class C	331,559
Class M	32,294
Total	$2,419,651

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $43,997 and $625 from the sale of class A and class M shares, respectively, and received $3,129 and $916 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $137 on class A redemptions.

Tax Exempt Income Fund     51

Note 3: Purchase and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$56,859,101	$144,260,225
U.S. government securities (Long-term)	—	—
Total	$56,859,101	$144,260,225

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	7,887,277	$67,857,306	10,055,798	$90,204,914
Shares issued in connection with reinvestment of distributions	3,517,491	30,261,981	3,853,246	34,173,400
	11,404,768	98,119,287	13,909,044	124,378,314
Shares repurchased	(22,798,738)	(195,193,927)	(26,545,876)	(234,304,647)
Net decrease	(11,393,970)	$(97,074,640)	(12,636,832)	$(109,926,333)

	Year ended 9/30/14		Year ended 9/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	22,374	$191,643	219,845	$1,988,767
Shares issued in connection with reinvestment of distributions	26,372	226,771	32,228	285,900
	48,746	418,414	252,073	2,274,667
Shares repurchased	(271,375)	(2,324,020)	(376,417)	(3,280,174)
Net decrease	(222,629)	$(1,905,606)	(124,344)	$(1,005,507)

	Year ended 9/30/14		Year ended 9/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	396,043	$3,409,092	1,195,025	$10,817,520
Shares issued in connection with reinvestment of distributions	96,564	832,331	106,475	945,068
	492,607	4,241,423	1,301,500	11,762,588
Shares repurchased	(1,194,654)	(10,224,510)	(1,092,950)	(9,587,748)
Net increase (decrease)	(702,047)	$(5,983,087)	208,550	$2,174,840

	Year ended 9/30/14		Year ended 9/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	79,879	$691,211	100,219	$908,342
Shares issued in connection with reinvestment of distributions	26,111	225,448	26,432	234,782
	105,990	916,659	126,651	1,143,124
Shares repurchased	(135,321)	(1,167,097)	(74,387)	(650,360)
Net increase (decrease)	(29,331)	$(250,438)	52,264	$492,764

52     Tax Exempt Income Fund

	Year ended 9/30/14		Year ended 9/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,369,948	$20,534,931	2,036,595	$18,329,006
Shares issued in connection with reinvestment of distributions	101,068	873,594	125,371	1,116,246
	2,471,016	21,408,525	2,161,966	19,445,252
Shares repurchased	(1,318,857)	(11,226,725)	(2,896,906)	(25,571,381)
Net increase (decrease)	1,152,159	$10,181,800	(734,940)	$(6,126,129)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Tax Exempt Income Fund     53

Federal tax information (Unaudited)

The fund has designated 99.73% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

54     Tax Exempt Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

		Votes for	Votes withheld
Liaquat Ahamed		79,992,277	3,269,091
Ravi Akhoury		80,020,212	3,241,156
Barbara M. Baumann		80,225,303	3,036,064
Jameson A. Baxter		80,150,858	3,110,509
Charles B. Curtis		80,110,892	3,150,475
Robert J. Darretta		80,298,920	2,962,447
Katinka Domotorffy		80,080,278	3,181,090
John A. Hill		80,182,220	3,079,148
Paul L. Joskow		80,184,142	3,077,226
Kenneth R. Leibler		80,197,527	3,063,840
Robert E. Patterson		80,137,547	3,123,821
George Putnam, III		80,119,121	3,142,247
Robert L. Reynolds		80,139,550	3,121,817
W. Thomas Stephens		80,221,991	3,039,376
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
64,475,263	2,060,284	4,707,165	12,018,655
A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
63,860,813	2,467,626	4,914,274	12,018,654

All tabulations are rounded to the nearest whole number.

Tax Exempt Income Fund     55

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

56     Tax Exempt Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Tax Exempt Income Fund     57

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

58     Tax Exempt Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Tax Exempt Income Fund     59

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds —
portfolios with managed allocations to
stocks, bonds, and money market
investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with
adjusting allocations to stocks, bonds, and
money market instruments, becoming more
conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60     Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN041
290502 11/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2014	$58,968	$ —	$6,590	$ —
September 30, 2013	$57,855	$ —	$6,458	$ —

For the fiscal years ended September 30, 2014 and September 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,590 and $6,458 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2014	$ —	$ —	$ —	$ —

September 30, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2014